EXHIBIT 10.13 (f)




                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         AMENDMENT dated as of January 29, 1999 to the Amended and Restated Credit Agreement dated as of July 15, 1998 (the "Credit Agreement") among IOMEGA CORPORATION (the "Borrower"), the BANKS party thereto (the "Banks"), CITIBANK, N.A., as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the minimum Consolidated EBITDA financial covenant in the Credit Agreement for the periods ending on or closest to March 31, 1999 and June 30, 1999;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2.  Reduction  of  Minimum  Consolidated  EBITDA.  The chart in
Section 5.13 of the Credit Agreement is amended by changing the numbers set forth opposite the dates March 31, 1999 and June 30, 1999 from "$57,500,000" to "$25,000,000" and from "$120,000,000" to "$90,000,000", respectively.

         SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the date hereof and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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         SECTION 5. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof when the Documentation Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      IOMEGA CORPORATION


                                      By:   /s/ Robert J. Simmons
                                            -----------------------------------
                                            Name:    Robert J. Simmons
                                            Title:   Vice President & Treasurer


                                      CITIBANK, N.A.


                                      By:   /s/ J. Robert Cotton
                                            -----------------------------------
                                            Name:   J. Robert Cotton
                                            Title:   Vice President


                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                      By:   /s/ Unn Boucher
                                            -----------------------------------
                                            Name:    Unn Boucher
                                            Title:   Vice President


                                      FLEET NATIONAL BANK


                                      By:   /s/ Frank Benesh
                                            -----------------------------------
                                            Name:    Frank Benesh
                                            Title:   Vice President


                                      BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS BANK

                                      By:   /s/ Kevin Mc Mahon
                                            -----------------------------------
                                            Name:    Kevin Mc Mahon
                                            Title:   Managing Director



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                                      FIRST SECURITY BANK, N.A.


                                      By:   /s/ Taft G. Meyer
                                            -----------------------------------
                                            Name:    Taft G. Meyer
                                            Title:   Vice President


                                      KEYBANK NATIONAL ASSOCIATION


                                      By:   /s/ Thomas A. Crandell
                                            -----------------------------------
                                            Name:    Thomas A. Crandell
                                            Title:   Vice President


                                      ABN AMRO BANK N.V.


                                      By:   /s/ Lee-Lee Miao
                                            -----------------------------------
                                            Name:    Lee-Lee Miao
                                            Title:   Vice President


                                      By:   /s/ Paul S. Faust
                                            -----------------------------------
                                            Name:    Paul S. Faust
                                            Title:   Vice President


                                      THE SUMITOMO TRUST & BANKING
                                         CO., LTD.


                                      By:   /s/ Eleanor M. Chan
                                            -----------------------------------
                                            Name:    Eleanor M. Chan
                                            Title:   Senior Vice President and
                                                     Manager

                                      THE NORTHERN TRUST COMPANY


                                      By:   /s/ John E. Burda
                                            -----------------------------------
                                            Name:    John E. Burda
                                            Title:   Vice President



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                                      THE CIT GROUP/BUSINESS
                                         CREDIT, INC.

                                      By:   /s/ Cecil Chinery
                                            -----------------------------------
                                            Name:    Cecil Chinery
                                            Title:   Vice President


                                      By:   /s/ Robert Castine
                                            -----------------------------------
                                            Name:    Robert Castine
                                            Title:   Vice President


                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:   /s/ Glenn Leyrer
                                            -----------------------------------
                                            Name:    Glenn Leyrer
                                            Title:   Vice President